Exhibit 10(a)

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 94 to Registration Statement No. 33-26305 of BlackRock Funds Exchange Portfolio on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Exchange Portfolio, as filed on Form N-CSR, as it may be amended from time to time. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 27, 2006

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 94 to Registration Statement No. 33-26305 of BlackRock Funds Taxable Bond Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Taxable Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return, Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, and High Yield Bond. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 27, 2006

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 94 to Registration Statement No. 33-26305 of BlackRock Funds Equity Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Equity Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Investment Trust, Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, Health Sciences, U.S. Opportunities, International Opportunities, Asset Allocation, and Index Equity. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 27, 2006

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 94 to Registration Statement No. 33-26305 of BlackRock Funds Money Market Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Money Market Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, and Virginia Municipal Money Market. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 27, 2006

4

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 94 to Registration Statement No. 33-26305 of BlackRock Funds Tax-Free Bond Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Tax-Free Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to UltraShort Municipal, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income, and Kentucky Tax-Free Income. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 27, 2006

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 94 to Registration Statement No. 33-26305 of BlackRock Funds Strategic Portfolio on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Strategic Portfolio, as filed on Form N-CSR, as it may be amended from time to time. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 27, 2006